UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2011

Molycorp, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 843-8040

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Molycorp, Inc. is filing herewith the following exhibit to its Registration Statement on Form S-3 (Registration No. 333-176107):

•	Opinion of Jones Day.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description
5.1	Opinion of Jones Day.
23.1	Consent of Jones Day (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

By: /s/ James S. Allen
Name: James S. Allen
Title: Chief Financial Officer and Treasurer

Date: August 5, 2011

Exhibit Index

Exhibit
Number	Description
5.1	Opinion of Jones Day.
23.1	Consent of Jones Day (included in Exhibit 5.1).